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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                   ------------------------------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 13, 2002



                            COMMERCIAL METALS COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                            (STATE OF INCORPORATION)





            1-4304                                   75-0725338
     (COMMISSION FILE NO.)               (IRS EMPLOYER IDENTIFICANTION NO.)



  7800 STEMMONS FREEWAY, 10TH FLOOR, DALLAS, TEXAS             75247
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 689-4300


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 13, 2002, Commercial Metals Company announced that Marvin Selig, CMC Steel Group - Chairman and Chief Executive Officer, will retire effective August 31, 2002, and resigned as a director effective immediately. Selig will serve as a consultant to the Company through December, 2004.

         Clyde Selig was elected a director to fill the vacancy created by Marvin Selig's resignation. Clyde Selig was also named President and Chief Executive Officer of the CMC Steel Group.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          COMMERCIAL METALS COMPANY


June 17, 2002                             By:    /S/ WILLIAM B. LARSON
                                                 -------------------------------

                                          Name:  William B. Larson
                                                 -------------------------------
                                          Title: Vice President and
                                                 Chief Financial Officer
                                                 -------------------------------